UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 27, 2006
PETROHAWK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25717 (Commission File Number)	86-0876964 (I.R.S. Employer Identification No.)

1100 Louisiana, Suite 4400 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (832) 204-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 3.02 Unregistered Sale of Equity Securities
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Second Amendment to Amended and Restated Senior Revolving Credit Agreement
Second Amendment to Amended and Restated Second Lien Term Loan
Supplement and Amendment to Amended and Restated Guarantee and Collateral Agreement
Supplement and Amendment to Amended and Restated Guarantee and Collateral Agreement
Registration Rights Agreement

Item 1.01 Entry into a Material Definitive Agreement
     In connection with the transactions disclosed in Item 2.01 below, effective as of January 27, 2006, we amended our Amended and Restated Senior Revolving Credit Agreement dated as of July 28, 2005, with BNP Paribas, as administrative agent for the lenders, Bank of America, N.A. and Harris Nesbitt Financing, Inc., each as syndication agent for the lenders; and JP Morgan Chase Bank, N.A. and Wells Fargo Bank, N.A. as co-documentation agents for the lenders. The amendment increased the maximum credit amount to $600,000,000 and increased the borrowing base to $400,000,000. The amendment permitted the transactions described in Item 2.01 below and our repurchase of 3,322,441 shares of our common stock from EnCap Investments, L.P. and certain of its affiliates (the “EnCap Transaction”). The terms of our repurchase are set forth more fully in our Form 8-K filed on January 31, 2006.
     The foregoing summary of certain terms of the amendment is qualified in its entirety by reference to the Second Amendment to Amended and Restated Senior Revolving Credit Agreement attached as Exhibit 10.1.
     Effective as of January 27, 2006, we also amended our Amended and Restated Second Lien Term Loan Agreement dated as of July 28, 2005, with BNP Paribas, as administrative agent for the lenders. The amendment increased the maximum commitment amount to $300,000,000 and provided for an additional incremental commitment in the amount of $75,000,000 in connection with the transactions disclosed in Item 2.01. The amendment also permitted the transactions described in Item 2.01 below and provided for the EnCap Transaction.
     The foregoing summary of certain terms of the amendment is qualified in its entirety by reference to the Second Amendment to Amended and Restated Second Lien Term Loan Agreement attached as Exhibit 10.2.
     In connection with the amendments to the loan agreements described above, we also entered into a Supplement and Amendment to Amended and Restated Guarantee and Collateral Agreement (Revolver) dated as of January 27, 2006 and a Supplement and Amendment to Amended and Restated Guarantee and Collateral Agreement (Term Loan) dated as of January 27, 2006, to which all of our subsidiaries are parties and have pledged all or substantially all of their assets as collateral for the loans.
     The foregoing descriptions of the Supplement and Amendment to Guarantee (Revolver) and the Supplement and Amendment to Guarantee (Term Loan) are qualified in their entirety by reference to Exhibits 10.3 and 10.4, respectively, attached hereto.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On January 27, 2006, we completed our acquisition of all of the issued and outstanding common stock of Winwell Resources, Inc. (“Winwell”) pursuant to a Stock Purchase Agreement dated as of December 14, 2005. We paid aggregate consideration of $208,032,170 in cash. Also on January 27, 2006, we completed our acquisition of certain assets pursuant to an Asset Purchase Agreement, as amended, with Redley Company, Burris Run Company and Red Clay Minerals made and entered into as of December 14, 2005. The aggregate consideration paid in the asset purchase transaction was $86,235,735 in cash. In these transactions, we acquired oil and gas properties with approximately 106 Bcfe of internally estimated proved reserves. We estimate the acquired properties currently have production of approximately 16 Mmcfe per day. The acquired properties are located in the Elm Grove and Caspiana fields in North Louisiana.

Item 3.02 Unregistered Sale of Equity Securities
          On February 1, 2006 we issued and sold 13,000,000 shares of our common stock for $14.50 per share, for an aggregate offering amount of $188,500,000. We received approximately $180,771,500 in proceeds from the offering after placement agents’ fees and before offering expenses. The common stock was offered and sold pursuant to the private placement exceptions from registration provided in Regulation D, Rule 506, under Section 4(2) of the Securities Act of 1933, as amended, (the “Act”), and Regulation S of the Act. Shares of the common stock were offered and sold only to “accredited investors” (as defined in Rule 501(a) of the Act) and non-United States persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Act.
          We entered into a registration rights agreement for the benefit of the purchasers in the private placement in which we have agreed to file and cause to be declared effective by the U.S. Securities and Exchange Commission (the “SEC”) a registration statement covering resales of our common stock as soon as reasonably practical and in any event within 75 days after the closing of the offering. The registration rights agreement provides for liquidated damages if such registration statement is not filed and declared effective by the SEC on or prior to the date 75 days after the closing of the offering of $.0048285 per share for each day of delay.
          The foregoing summary of certain terms of the registration rights agreement is qualified in its entirety by reference to the Registration Rights Agreement attached as Exhibit 10.5
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
          Audited financial statements of Winwell will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.
(b)	Pro Forma Financial Information.
          Pro forma financial information giving effect to our acquisition of Winwell will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.
(d)	Exhibits. The following exhibits are filed as part of this current Report on Form 8-K:
10.1	Second Amendment to Amended and Restated Senior Revolving Credit Agreement effective as of January 27, 2006 by and among Petrohawk Energy Corporation, as borrower, BNP Paribas, as administrative agent, and the lenders party thereto.
10.2	Second Amendment to Amended and Restated Second Lien Term Loan effective as of January 27, 2006 by and among Petrohawk Energy Corporation, as borrower, BNP Paribas, as administrative agent, and the lenders party thereto.
10.3	Supplement and Amendment to Amended and Restated Guarantee and Collateral Agreement (Revolver) dated as of January 27, 2006 by Petrohawk Energy Corporation, in favor of BNP Paribas, as administrative agent, for the banks and other financial institutions parties to the Amended and Restated Senior Revolving Credit Agreement, as amended, supplemented or modified from time to time.

10.4	Supplement and Amendment to Amended and Restated Guarantee and Collateral Agreement (Term Loan) dated as of January 27, 2006 by Petrohawk Energy Corporation, in favor of BNP Paribas, as administrative agent, for the banks and other financial institutions parties to the Amended and Restated Second Lien Term Loan, as amended, supplemented or modified from time to time.
10.5	Registration Rights Agreement dated as of February 1, 2006 by Petrohawk Energy Corporation, Lehman Brothers Inc. and Friedman, Billings, Ramsey & Co., Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION
By:	/s/ Shane M. Bayless
Executive Vice President- Chief Financial Officer and Treasurer

Date: February 2, 2006

EXHIBIT INDEX
10.1	Second Amendment to Amended and Restated Senior Revolving Credit Agreement effective as of January 27, 2006 by and among Petrohawk Energy Corporation, as borrower, BNP Paribas, as administrative agent, and the lenders party thereto.
10.2	Second Amendment to Amended and Restated Second Lien Term Loan effective as of January 27, 2006 by and among Petrohawk Energy Corporation, as borrower, BNP Paribas, as administrative agent, and the lenders party thereto.
10.3	Supplement and Amendment to Amended and Restated Guarantee and Collateral Agreement (Revolver) dated as of January 27, 2006 by Petrohawk Energy Corporation, in favor of BNP Paribas, as administrative agent, for the banks and other financial institutions parties to the Amended and Restated Senior Revolving Credit Agreement, as amended, supplemented or modified from time to time.
10.4	Supplement and Amendment to Amended and Restated Guarantee and Collateral Agreement (Term Loan) dated as of January 27, 2006 by Petrohawk Energy Corporation, in favor of BNP Paribas, as administrative agent, for the banks and other financial institutions parties to the Amended and Restated Second Lien Term Loan, as amended, supplemented or modified from time to time.
10.5	Registration Rights Agreement dated as of February 1, 2006 by Petrohawk Energy Corporation, Lehman Brothers Inc. and Friedman, Billings, Ramsey & Co., Inc.